SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 27, 1998




                                 TELIGENT, INC.
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             (Exact name of Registrant as specified in its Charter)




    Delaware               0-23387                  54-1866562
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(State or other       (Commission File            (IRS Employer
 jurisdiction of           Number)                Identification
 incorporation)                                       No.)




8065 Leesburg Pike, Vienna, Virginia                             22182
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(Address of principal executive offices)                      (Zip Code)





Registrant's telephone number, including area code: (703) 762-5100
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Item 5.  Other Events


     On October 27, 1998, Teligent, Inc. ("Teligent") issued a press release announcing the launch of Teligent's integrated communications services in its first ten markets. A copy of the press release is attached as an exhibit to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


    (c)  Exhibits.

    Press release of Teligent, Inc. dated October 27, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TELIGENT, INC.



Date: October 29, 1998              By:                  /S/ Laurence E. Harris
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



                                  EXHIBIT INDEX




Exhibit
Number                                      Description


99                 Press release of Teligent, Inc. dated October 27, 1998.